

UMPQUA HOLDINGS CORPORATION
KBW conference July 28-29, 2009

UMPQUA BANK

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Umpqua is a leading community bank serving the Pacific Northwest


Seattle/Bellevue, WA
WA
Portland, OR
OR
Roseburg, OR
Sacramento, CA
NV
CA

- Growth Strategy
- Company Culture
- Value Proposition

UMPQUA B·A·N·K

Four Topics for Today's Presentation:

- Second quarter 2009
- Credit Status
- Capital & Liquidity Position
- Moving Forward

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Second quarter 2009
(as compared to Q1 2009)

- $0.07 in diluted earnings per share vs. consensus loss of ($0.07)
- NPA's dropped from 1.82% to 1.71% of assets
- Provision down 50%, net charge-offs down 56%
- Reserve build to 1.63% of loans (ACL)
- Loans past due 30-89 days down 46%
- Net interest margin up 13bps to 4.20%
- Included $4 million FDIC special assessment
- Goodwill review to be completed for 10Q filing

UMPQUA BANK

Credit Culture

- Strong credit culture
- Depth of Credit Admin Staff
- Quick to identify and recognize problems

UMPQUA B·A·N·K

Loan Portfolio – 6/30/09



Owner occupied 16%
C&I 23%
Residential development 5%
Commercial construction 8%
Residential real estate 7%
Other 2%
Non-owner occupied 39%
Total CRE 55%

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Residential Development Loans

(Millions)

	6/08	6/09	$ Change	Accrual
NW Oregon	$159	$120	(24)%	$113
Central Oregon	52	15	(70)%	9
Southern Oregon	45	27	(41)%	19
Washington	36	25	(32)%	20
Greater Sacramento	136	85	(38)%	59
Northern CA	75	30	(60)%	19
Total	**$502**	**$301**	**(40)%**	**$240**
% of portfolio	**8%**	**5%**		**4%**

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Credit Quality ($ in millions)

	Q1 2009	Q2 2009
Non Accrual Loans	$113	$105
Loan P/D 90+	14	9
Non Performing Loans	127	114
OREO	32	36
Non-Performing Assets	$159	$150
Non-Performing Assets to total Assets	1.82%	1.71%
Allowance for Credit Loss %	1.58%	1.63%

UMPQUA B·A·N·K

Non-performing assets to total assets %


UMPQ
Regional peers
0.96
0.36
1.18
1.00
1.06
1.36
1.25
2.19
1.66
3.46
1.88
4.77
1.82
5.84
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

UMPQUA BANK

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp

Net charge-off %

(Annualized)


UMPQ
Regional peers
0.06
0.12
1.38
0.16
0.89
0.38
2.51
0.64
0.98
0.97
1.94
2.94
3.96
2.68
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

Source: SNL Financial, company filings

Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp

Conservative underwriting

- Virtually all CRE loans include full personal guarantees
- Maximum LTV is 75%, but in many cases the LTV is substantially less as we underwrite to a minimum fully loaded debt service coverage ratio of 1.20
- Protects against low cap rate environment of past several years

UMPQUA B·A·N·K

Non-owner occupied CRE



Commercial Building $340 million 14%
Assisted Living $166 million 7%
Professional Office $425 million 18%
Retail $528 million 22%

- Low delinquency, only $22 million or 0.9% past due 30-89 days.
- Second round of stress testing completed for cap rates, interest rates and vacancy factors showing no major issues.
- Results confirm our conservative underwriting based on debt service coverage.

Capital

	Q2 2008	Q2 2009
Total Risk Based Capital	11.01%	14.35%
Tangible Equity/ Tangible Assets	6.36%	6.37%
Book Value/ Share	$20.71	$21.00
Tangible Book Value/ Share	$8.03	$8.47

- $518 million of excess pre-tax risk based capital above 10% well capitalized threshold
- Excluding CPP, Total risk based capital at 11.42%, higher than 2008

UMPQUA B·A·N·K

Tangible Common Equity %


UMPQ
Regional peers
7.57
7.26
7.50
7.42
7.02
6.85
6.76
6.25
6.27
6.50
6.36
6.43
6.72
6.36
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

UMPQUA BANK

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp;

Total Risk Based Capital %


UMPQ
Regional peers
10.8
11.7
10.9
11.7
11.2
11.4
11.0
11.4
11.3
11.4
14.6
12.4
14.4
12.6
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

UMPQUA BANK

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp;

Liquidity

	($ in millions)
FHLB/FRB lines	$ 1,915
Correspondent lines	170
Total	2,085
less: outstanding FHLB	(149)
Available lines	$ 1,936
% of assets	22%
% of deposits	28%

- Strong liquidity position
- FHLB collateralized line backed by US Treasury
- $25 million unrealized gain on AFS portfolio at 6/30/09

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Moving Forward

- Resolving Credit Issues
- Organic Growth Strategy
- Diversify Loan Portfolio
- Wealth management
- Opportunities

UMPQUA B-A-N-K



Thank you.

UMPQUA B·A·N·K